February 9, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 9, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY SPECIAL VALUE FUND
Dated November 30, 2005

The Fund has re-opened and will once again offer its shares to all eligible investors. Therefore, the first paragraph of the section of the Prospectus titled "Shareholder Information—How to Buy Shares" is hereby deleted.

The second paragraph of the section of the Prospectus titled "Fund Management" is hereby replaced by the following:

The Fund is managed by members of the Investment Adviser's Small Cap Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Richard Glass, an Executive Director of the Investment Adviser, and Alexander Yaggy, a Vice President of the Investment Adviser.

Mr. Glass was associated with the Investment Adviser in a research capacity from 1999 to 2001. Since 2001, Mr. Glass has been associated with the Investment Adviser in an investment management capacity and began managing the Fund in October 2001. Mr. Yaggy has been associated with the Investment Adviser in an investment management capacity since July 2004 and began managing the Fund in January 2006. Prior to July 2004, Mr. Yaggy was an analyst at Neuberger Berman.

Mr. Glass is the lead portfolio manager of the Fund. Members of the team collaborate to manage the assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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